UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 19, 2005

HARRAH’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	001-10410 (Commission File Number)	62-1411755 (IRS Employer Identification Number)

One Harrah’s Court Las Vegas, Nevada (Address of principal executive offices)		89119 (Zip Code)

Registrant’s telephone number, including area code    (702) 407-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On January 19, 2005, Harrah’s Entertainment, Inc. (the “Harrah’s”) and Caesars Entertainment, Inc. (“Caesars”) issued a joint press release announcing that they have each certified that they have provided substantially all the information requested by the Federal Trade Commission in connection with the acquisition of Caesars by Harrah’s.

For additional information concerning the foregoing, a copy of the joint press release dated January 19, 2005 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information about the Acquisition and Where to Find It

        In connection with Harrah’s proposed acquisition of Caesars (“Acquisition”), on October 20, 2004 and December, 20, 2004, Harrah’s filed preliminary materials with the Securities and Exchange Commission (SEC), including a registration statement on Form S-4 that will contains a preliminary prospectus and a preliminary joint proxy statement.  These materials are not yet final and will be amended.  INVESTORS AND SECURITY HOLDERS OF HARRAH’S AND CAESARS ARE URGED TO READ THE DEFINITIVE VERSIONS OF THE PROSPECTUS AND JOINT PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HARRAH’S, CAESARS AND THE ACQUISITION.  The preliminary materials filed on October 20, 2004 and December 20, 2004, the definitive versions of these materials and other relevant materials (when they become available), and any other documents filed by Harrah’s or Caesars with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Harrah’s by directing a written request to: Harrah’s, One Harrah’s Court, Las Vegas, Nevada 89119, Attention:  Investor Relations or Caesars Entertainment, Inc., 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109, Attention:  Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Acquisition.

        Harrah’s, Caesars and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Caesars and Harrah’s in connection with the Acquisition.  Information about those executive officers and directors of Harrah’s and their ownership of Harrah’s common stock is set forth in the Harrah’s Form 10-K for the year ended December 31, 2003, which was filed with the SEC on March 5, 2004, and the proxy statement for Harrah’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on March 4, 2004.  Information about the executive officers and directors of Caesars and their ownership of Caesars common stock is set forth in the proxy statement for Caesars’ 2004 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2004.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Harrah’s, Caesars and their respective executive officers and directors in the Acquisition by reading the proxy statement and prospectus regarding the Acquisition when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01       Financial Statements and Exhibits.

                (c) Exhibits.   The following exhibit is being filed herewith:

                99.1         Joint Press Release dated January 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: January 19, 2005	By:	/s/ Jonathan Halkyard
Jonathan Halkyard Vice President and Treasurer